EXHIBIT 99.2 2Q 2019 Earnings Conference Call July 24, 2019

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power, or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. 2

Participants • Gerry Anderson – Executive Chairman • Jerry Norcia – President and CEO • Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Director, Investor Relations 3

Increasing 2019 operating EPS* guidance due to a strong start to the year • Raising 2019 operating EPS guidance range to $6.02 – $6.38 • Targeting 5% – 7% operating EPS growth from 2019 original guidance through 2023 • Business update ‒ DTE Electric: implementing Charging Forward program for electric vehicles ‒ DTE Gas: progressing on reliability projects ‒ Gas Storage & Pipelines: acquired additional 30% of Link-SGG ‒ Power & Industrial: announcing new industrial energy services projects 4 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Reliability investments at utilities support growth plan and increase customer satisfaction DTE Electric • Progressing on regulatory front ‒ Filed rate case in July ‒ Received constructive order on renewable energy plan • Launched Charging Forward program to promote electric vehicle education, infrastructure and adoption • Upgrading Ludington Hydroelectric Plant • Advancing on Blue Water Energy Center DTE Gas • Progressing on accelerated main renewal program • Planning additional transmission renewal improvements 5

Strategic non-utility opportunities support strong future growth Gas Storage & Pipelines • Acquired an additional 30% of Link-SGG, increasing ownership from 55% to 85% • Acquiring Generation Pipeline, a supplier of natural gas to power and industrial customers in Ohio ‒ Closing 2H 2019 • Progressing on Link expansion Power & Industrial Projects • Finalizing three industrial energy services projects ‒ Development of strategic cogeneration project in Ontario ‒ Purchasing CHP plant to serve a commercial customer ‒ Developing on-site utility plant in Michigan • Finalized two greenfield RNG projects in Wisconsin 6

2Q 2019 operating earnings* variance (millions, except EPS) 2Q 2018 2Q 2019 Change Primary Drivers Weather and rate base growth costs offset by DTE Electric $ 163 $ 134 $ (29) new rates A timing item in 2018, weather and rate base DTE Gas 14 4 (10) growth costs offset by new rates Transition from AFUDC earnings at NEXUS and Gas Storage & Pipelines 60 50 (10) return to normal volumes across other platforms Power & Industrial Projects 43 29 (14) REF tax equity transactions in 4Q 2018 Lower gas portfolio earnings and timing of Energy Trading 8 (2) (10) realization of economic earnings Corporate & Other (41) (32) 9 Timing of taxes DTE Energy $ 247 $ 183 $ (64) Operating EPS $ 1.36 $ 0.99 $ (0.37) Avg. Shares Outstanding 181 184 7 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Increasing 2019 operating EPS* guidance midpoint by $0.05 (millions, except EPS) Original Guidance Revised Guidance DTE Electric $698 - $712 $703 - $717 DTE Gas 171 - 179 175 - 183 Gas Storage & Pipelines 208 - 218 208 - 218 Power & Industrial Projects 119 - 134 119 - 134 Energy Trading 15 - 25 15 - 25 Corporate & Other (112) - (102) (112) - (102) DTE Energy $1,099 - $1,166 $1,108 - $1,175 Operating EPS $5.97 - $6.33 $6.02 - $6.38 8 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

We are on track to continue delivering strong results for customers and shareholders Total Shareholder Return* (Annualized) 19% • Raising 2019 operating earnings** guidance; on track to beat original guidance for 11th consecutive year 14% 14% 12% 12% • Targeting 5% - 7% operating 11% EPS growth and dividends 10% 8% • Driving utility growth through infrastructure investments focused on improving both reliability and the customer experience • Continuing strategic and sustainable growth in non-utility 2-YR 3-YR 5-YR 10-YR businesses DTE S&P 500 Utilities * Source: Bloomberg as of 6/30/2019 9 ** Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

CONTACT US DTE Investor Relations www.dteenergy.com/investors 313.235.8030 10

Appendix 11

Cash flow and capital expenditures actuals (billions) (millions) Cash Flow Capital Expenditures YTD 2018 YTD 2019 YTD 2018 YTD 2019 DTE Electric Cash From Operations* $1.4 $1.4 Base Infrastructure $350 $316 Capital Expenditures (1.4) (1.8) New Generation 74 318 Free Cash Flow $0.0 ($0.4) Distribution Infrastructure 396 436 $820 $1,070 DTE Gas Dividends (0.3) (0.3) Base Infrastructure $116 $89 Net Cash ($0.3) ($0.7) NEXUS Related 13 - Main Renewal 78 135 $207 $224 Debt Financing Issuances $0.5 $1.4 Non-Utility $363 $500 Redemptions (0.2) (0.7) Change in Debt $0.3 $0.7 Total $1,390 $1,794 12 * Includes $0.20 billion and $0.17 billion of equity issued for employee benefit programs in 2018 and 2019, respectively

Cash flow and capital expenditures guidance (billions) (millions) Cash Flow Capital Expenditures 2019 2019 Guidance Guidance Cash From Operations* $2.4 DTE Electric Capital Expenditures (3.9) Base Infrastructure $820 Free Cash Flow ($1.5) New Generation 490 Distribution Infrastructure 890 $2,200 Dividends (0.7) Net Cash ($2.2) DTE Gas Base Infrastructure $270 Debt Financing** NEXUS Related - Issuances $2.3 Main Renewal 240 Redemptions (0.8) $510 Change in Debt $1.5 Non-Utility $900-$1,200 Equity Financing Issuances*** $0.7 Total $3,610-$3,910 * Includes $0.25 billion of equity issued for employee benefit programs ** Excludes the remarketing of $0.675 billion of securities related to the Link acquisition 13 *** Includes $0.675 billion issued in connection with the equity units related to the Link acquisition

Maintaining strong cash flow and balance sheet • Issuing $1.0 – $1.5 billion of equity in 2019 – 2021 ‒ Up to $250 million of equity in Funds from Operations* / Debt** 2019 using internal mechanisms; ~$165 million issued through 2Q Target • Supporting capital investments Target 19% 18% with strong cash from operations 18% • $2.4 billion of available liquidity at end of 2Q • Maintaining strong investment- 2018 2019E - 2021E grade credit rating • Issued $1.2 billion in green bonds in 2018 – 2019 * Funds from Operations is calculated using operating earnings 14 ** Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

Weather and DTE Electric weather normal sales Cooling degree days – DTE Electric service territory Heating degree days – DTE Gas service territory 2Q 2018 2Q 2019 % change 2Q 2018 2Q 2019 % change Actuals 323 150 (54%) Actuals 860 859 0% Normal 215 215 0% Normal 774 777 0% Deviation from normal 50% (30%) Deviation from normal 11% 11% YTD 2018 YTD 2019 % change YTD 2018 YTD 2019 % change Actuals 323 150 (54%) Actuals 4,047 4,279 6% Normal 215 215 0% Normal 4,025 4,022 0% Deviation from normal 50% (30%) Deviation from normal 1% 6% Earnings impact of weather – DTE Electric Earnings impact of weather – DTE Gas Variance from normal weather Variance from normal weather (millions, after-tax) 2Q YTD (millions, after-tax) 2Q YTD 2018 $31 $31 2018 $6 $2 2019 ($13) ($7) 2019 $3 $12 (per share) 2Q YTD (per share) 2Q YTD 2018 $0.17 $0.17 2018 $0.03 $0.01 2019 ($0.07) ($0.04) 2019 $0.02 $0.07 Weather normal sales – DTE Electric service area (GWh) YTD 2018 YTD 2019 % change Residential 7,063 6,975 (1.2%) Business & Other* 15,959 15,469 (3.1%) TOTAL SALES 23,022 22,444 (2.5%) 15 * Includes choice of 2,336 YTD 2018 and 2,237 YTD 2019

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case - order received • General rate case - order received May 2019 (U-20162) September 2018 (U-18999) – Effective: May 2019 – Effective: October 2018 – Rate recovery: $273 million – Rate recovery: $47 million – ROE: 10.0% – ROE: 10.0% – Capital structure: 50% debt, 50% equity – Capital structure: 48% debt, 52% equity – Rate base: $17 billion – Rate base: $4.2 billion • General rate case – filed July 2019 (U-20561) • Expect to file rate cases every ~2 years – Effective: May 2020 – Rate recovery: $351 million – ROE: 10.5% – Capital structure: 50% debt, 50% equity – Rate base: $18.3 billion • Filed Integrated Resource Plan - March 2019 (U-20471) – PFD expected late 2019 – Order expected early 2020 16

2Q and YTD Energy Trading reconciliation of operating earnings* to economic net income (millions) 2Q 2018 2019 • Economic net income equals economic gross margin*** minus O&M expenses and Operating Earnings $8 ($3) taxes Accounting Adjustments** 7 5 • DTE Energy management uses economic Economic Net Income $15 $2 net income as one of the performance measures for external communications with analysts and investors YTD • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and 2018 2019 budget Operating Earnings $9 $2 Accounting Adjustments** 14 15 Economic Net Income $23 $17 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts 17 *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) MPSC approval of the deferral for the new customer billing system post-implementation – recorded in Operating Expenses – Operation and maintenance B) MPSC disallowance of power plant capital expenses– recorded in Operating Expenses – Asset (gains) losses and impairments, net C) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility 18

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) MPSC approval of the deferral for the new customer billing system post-implementation – recorded in Operating Expenses – Operation and maintenance B) MPSC disallowance of power plant capital expenses– recorded in Operating Expenses – Asset (gains) losses and impairments, net C) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility 19

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 20